UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2023

Westamerica Bancorporation

(Exact name of registrant as specified in its charter)

California	001-09383	94-2156203
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1108 Fifth Avenue San Rafael, California		94901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (707) 863-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WABC	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 27, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the California General Corporation Law (the “CGCL”), and a periodic review of the bylaws of Westamerica Bancorporation (the “Company”), the Company’s board of directors (the “Board”) approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective.

Among other things, the Amended and Restated Bylaws:

•	permit shareholder meetings to be conducted in-person and electronically, or solely by electronics means, subject to the applicable provisions of the CGCL;

•	require that a shareholder soliciting proxies from other shareholders use a proxy card color other than white;

•	revise the timing requirements set in forth in the advance notice bylaw provision to require that a shareholder provide notice of a director nomination to be made at an annual meeting of shareholders not earlier than 120 days and not later than 90 days before the anniversary of the prior year’s annual meeting of shareholders; provided, if the date for the current year’s annual meeting has changed more than 30 days from the date on which the prior year’s annual meeting was held, then such notice must be received not earlier than 120 days prior to such annual meeting and not later than the later of 90 days before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company;

•	revise the procedures and disclosure requirements in the advance notice bylaw provision for shareholders’ nominations of director candidates, including requiring certain information, representations and disclosures from a nominating shareholder and proposed nominees and requiring that proposed nominees complete a questionnaire provided by the Company if requested;

•	address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as requiring that shareholders intending to use the Universal Proxy Rules deliver a notice to the Company certifying in writing that they will comply with the Universal Proxy Rules’ requirements and to confirm that they have complied with the Universal Proxy Rules, and to provide reasonable evidence that they have so complied, at least ten days before the shareholder meeting;

•	require that the nominating shareholder (or a qualified representative) and the nominating shareholder’s candidate(s) be present in person at the meeting for the election of directors;

•	provide that if the election of a nominating shareholder’s nominee would cause the Company to violate the Company’s articles of incorporation, the Amended and Restated Bylaws, or any applicable law or stock exchange listing standard, then such nomination or nominations shall be disregarded;

•	clarify that the information and procedural requirements for director nominations also apply to special meetings of shareholders at which directors may be elected; and

•	require that a shareholder provide notice of business to be brought before an annual meeting of shareholders at least 120 days prior to the anniversary of the date that the Company first mailed its proxy materials for the previous year’s annual meeting.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting of shareholders held on April 27, 2023, were solicited pursuant regulation 14A of the Securities Exchange Act of 1934. The Report of Inspector of election indicates that 22,740,025 shares of the Common Stock of the Company, out of 26,918,002 shares outstanding on the March 6, 2023 record date, were present, in person or by proxy, at the meeting. The following matters were submitted to a vote of the shareholders:

Proposal 1. Election of Directors

The shareholders elected all of the Board of Directors nominees for a term of one year, as follows:

Nominee	For	Against	Abstain	Non-Votes	Uncast
E. Joseph Bowler	18,920,359	1,641,969	42,322	2,135,375	-0-
Melanie Chiesa	20,322,831	238,640	43,179	2,135,375	-0-
Michele Hassid	19,859,907	698,732	46,011	2,135,375	-0-
Catherine C. MacMillan	18,825,343	1,736,043	43,264	2,135,375	-0-
Ronald A. Nelson	18,642,461	1,922,227	39,962	2,135,375	-0-
David L. Payne	19,958,579	602,788	43,283	2,135,375	-0-
Edward B. Sylvester	17,297,900	3,264,214	42,536	2,135,375	-0-
Inez Wondeh	20,182,399	376,212	45,957	2,135,375	82

Proposal 2. Approve a Non-Binding Advisory Vote on Executive Compensation

The shareholders approved, on an advisory non-binding basis, the compensation of Westamerica Bancorporation’s named executive officers, by the following vote:

For	Against	Abstain	Non-Votes
20,037,040	407,524	160,086	2,135,375

Proposal 3. Approve a Non-Binding Advisory Vote on Frequency of the Advisory Vote on Executive Compensation

The shareholders approved, on an advisory non-binding basis, the frequency of advisory votes on named executive officer compensation by the vote. Based on the results of the vote and consistent with the recommendations of the Board of Directors, the Board of Directors has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Non-Votes
18,314,074	16,260	2,210,801	63,515	2,135,375

Proposal 4. Ratify Selection of Crowe LLP as Company’s Independent Auditors for Fiscal Year 2023

The shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the following vote:

For	Against	Abstain	Non-Votes
22,538,086	72,862	129,077	-0-

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1	Amended and Restated Bylaws of Westamerica Bancorporation dated April 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAMERICA BANCORPORATION
(Registrant)

Date: April 28, 2023	By:	/s/ John “Robert” Thorson
John “Robert” Thorson
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit 3.1	Amended and Restated Bylaws of Westamerica Bancorporation dated April 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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